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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number 811-02239


                            Pioneer Independence Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


      Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  January 1, 2003 through June 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

                                    PIONEER
                            -----------------------
                                  INDEPENDENCE
                                      FUND

                                   Semiannual
                                     Report

                                    6/30/03

                         [LOGO] PIONEER INVESTMENTS(R)

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                     1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               4
Schedule of Investments                       6
Financial Statements                         13
Notes to Financial Statements                17
Trustees, Officers and Service Providers     21

Pioneer Independence Fund
LETTER FROM THE PRESIDENT 6/30/03

Dear Shareowners,
--------------------------------------------------------------------------------
With the fading of concerns over the Iraq war, investors whose attention had been focused overseas were buoyed by hints of increased economic activity at home. The nation's stock markets began a broad-based rally in early March, and prices continued to climb. From April through June, the major stock market averages recorded one of the biggest quarterly jumps in years. Increasing investor confidence also led to strong returns on corporate bonds. However, returns on government bonds, which rose sharply earlier, have slowed.

Encouraging factors aren't hard for investors to find. The lowest interest rates many of us have ever seen and the administration's tax cuts mean higher incomes for many consumers. The tax reductions on dividends and capital gains are of special interest to investors. Corporations can also borrow at the lowest rates in years. Many companies are realizing substantial savings by replacing old, high-cost debt with new issues that carry lower interest. The Federal Reserve Board cut rates once again in June in an effort to inject further stimulus into the economy. And the weak U.S. dollar helps exporters and multinational companies operating in countries with stronger currencies.

One possible lesson to be learned from the market's decline and recovery is the importance of staying invested. Those who stayed with their commitments participated in the recent rally, while those who remained on the sidelines had to play catch-up. If the protracted slump caused your investment discipline to slip, this may be an ideal time to contact your financial advisor for guidance on resuming your investment program.

Our style focuses on companies, not on forecasts
There are always risks, of course, and the direction of the economy is something of a puzzle at the moment. If it continues to struggle for very long, investors may once again seek shelter in short-term commitments. However, Pioneer's portfolio managers and analysts do not base investment decisions on economic assumptions. Instead, as it has since our founding in 1928, our value-focused investment style requires complete understanding of a company and its potential. That means intensive analysis of finan-cial reports, visits to companies and detailed discussions with corporate managers. When we discover potential that appears to exceed the market's valuation, that company becomes a candidate for investment. Our research efforts are aided in no small measure by the global resources of our parent organization, UniCredito Italiano S.p.A.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
Pioneer Investment Mangement, Inc.

The preceding information is the opinion of fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
Pioneer's new president

Osbert Hood was recently named Chief Executive Officer and President of Pioneer Investments USA. Mr. Hood, formerly Pioneer's Chief Operating Officer and a key member of the senior management committee, joined Pioneer in 2000 from John Hancock Financial Services, where he had held senior financial positions. "I am excited and honored to have the opportunity to lead Pioneer as it continues to grow," Mr. Hood said. "As CEO I look forward to furthering Pioneer's strategic goals, including developing new products that can meet the wider needs of investors and the advisers who serve them."
--------------------------------------------------------------------------------

Pioneer Independence Fund
PORTFOLIO SUMMARY 6/30/03

Net Assets Diversification
--------------------------------------------------------------------------------

     [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                               91.6%
Depositary Receipts for International Stocks      4.8%
Cash and Equivalents                              1.3%
International Common Stocks                       2.3%

Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

     [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                           21.7%
Financials                                       19.1%
Health Care                                      11.8%
Consumer Staples                                  9.5%
Energy                                            9.3%
Consumer Discretionary                            8.4%
Industrials                                       8.0%
Telecommunication Services                        6.7%
Materials                                         5.5%

5 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1.     Pfizer, Inc.                     4.55%
2.     AT&T Wireless Services, Inc.     3.15
3.     J.P. Morgan Chase & Co.          3.08
4.     Citigroup, Inc.                  2.89
5.     Microsoft Corp.                  2.84

This list excludes money market instruments. Portfolio holdings will vary for other periods.

Pioneer Independence Fund
PERFORMANCE UPDATE 6/30/03

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $9.92     $8.56

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $ --        $ --            $ --

Investment Returns
--------------------------------------------------------------------------------
The following chart shows the change in value of an investment made in Pioneer Independence Fund, compared to that of the growth of the Russell 1000 Index.

                          Value of $10,000 Investment

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Pioneer
           Russell         Independence
           1000 Index+     Fund*

3/98        10,000           10,000
            11,204            9,693
12/99       13,548           11,910
            12,495           13,743
12/01       10,939           12,113
             8,571            9,426
6/03       $ 9,626          $10,924

         Average Annual Total Returns
             (As of June 30, 2003)
                   Net Asset    Public Offering
Period               Value*          Price
Life-of-Class
(3/16/98)        1.74%                -10.75%
5 Years          1.99                  -11.22
1 Year           2.90                  -48.55

Returns assume reinvestment of distributions of net asset value.

* Reflects Fund performance only, at net asset value. Does not reflect Creation and Sales Charges applicable to purchases of Fund shares through Pioneer Independence Plans, which vary as discussed in the Plans' prospectus. For the first 12 investments, these charges amount to 50% of the total amount invested. Total return would be reduced if these charges were taken into account.

+ Index comparison begins 3/31/98. The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price value fluctuate so that your investment, when redeemed, may be worth more or less than its cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or redemption of Fund shares.

Pioneer Independence Fund
PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

Day-to-day investment decisions for Pioneer Independence Fund are the responsibility of Andrew Acheson, a vice president at Pioneer. In the following discussion, Andrew reviews the Fund's performance over the six months ended June 30, 2003.

Q: The stock market began a broad rally in early March. What caused the market to change direction?

A: Relief at the progress of the war lifted concerns over its possible economic impact. Prices rose further when corporate earnings for the first quarter of the year met or exceeded expectations, aided in part by weakness in the U.S. dollar. With meager returns on cash holdings and many bonds having already risen sharply, stocks began to recapture some of the appeal they had lost during the long bear market.

Q:    How did Pioneer Independence Fund perform against that background?

A: The Fund outperformed its benchmark index for the six months ended June 30, 2003. Fund shares showed a total return of 15.89% calculated at net asset value, compared to a return of 12.34% for the Russell 1000 Index, for the same period.

Q: What were some of the sectors and stocks that contributed to the Fund's strong performance?

A: We do not predetermine sector weightings; we buy stocks when we find good opportunities, and the sector weightings follow. Early in the year our optimistic outlook combined with our valuation discipline led us to cyclical companies, those that might benefit from the economic expansion we expected. Although the early economic pickup fell short of our estimates, many cyclical companies did well, as investors grew hopeful that the economy would strengthen.

      Within the materials sector, Freeport-McMoRan, which we had purchased following the Bali terror bombing, continued to perform well and has now doubled since our initial purchase.

      Within the financial sector, a stronger outlook for investment banking activity aided shares of J.P. Morgan Chase and Citigroup. And in health care, shares of AmerisourceBergen, which distributes drugs to hospitals and pharmacies, rose as earnings growth

Pioneer Independence Fund

      continued unabated. In addition, Wyeth was another reasonably strong performer. In technology, most of our semiconductor and computer hardware companies performed well, with some notable holdings almost doubling since the beginning of the year such as Intersil and Network Appliance. Both holdings have subsequently been sold.

Q:    Which sectors and holdings had a negative impact?

A: The consumer discretionary sector was a strong performer, however the Fund was relatively lightly represented in this area and so it didn't benefit much from the sector's performance. Defense stocks performed poorly. The Fund has since reduced the number of defense holdings in favor of the more cyclically exposed industrial sector.

Q: What is your outlook for the next several months, and how have you been positioning the portfolio?

A: Overall, we remain cautiously optimistic. We have positioned the Fund for a moderate economic recovery. Areas of focus include metals and mining, industrials, technology and media. We have also been adding to some positions in consumer staples companies.

      We are hopeful that the stimuli already built into the economy - lower taxes and extremely low interest rates - will inspire increased capital spending on the part of businesses. At the moment the economy is giving mixed signals, as jobless claims remain disappointing. Business is not yet recovering fast enough to encourage increased hiring. An increase in capital spending might also make up for a possible slowdown in consumer spending, as the mortgage-refinancing boom starts to wane and consumers run out of sources of ready capital. And unutilized industrial capacity must be absorbed before corporations will feel the need to invest in new plants and equipment.

      The preceding information is the opinion of fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Independence Fund
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)

Shares                                                                  Value
              COMMON STOCKS - 91.0%
              Energy - 8.5%
              Integrated Oil & Gas - 2.3%
  10,000      Eni S.p.A. (A.D.R.)                                $    760,400
  52,800      Exxon Mobil Corp.                                     1,896,048
  23,700      Occidental Petroleum Corp.                              795,135
                                                                 ------------
                                                                 $  3,451,583
                                                                 ------------
              Oil & Gas Drilling - 5.8%
  93,000      Encana Corp.                                       $  3,568,410
  69,000      Patterson-UTI Energy, Inc.*                           2,235,600
  94,900      Pride International, Inc.*                            1,786,018
  39,700      Transocean Offshore, Inc.*                              872,209
                                                                 ------------
                                                                 $  8,462,237
                                                                 ------------
              Oil & Gas Exploration & Production - 0.4%
  10,300      Devon Energy Corp.                                 $    550,020
                                                                 ------------
              Total Energy                                       $ 12,463,840
                                                                 ------------
              Materials - 5.0%
              Commodity Chemicals - 1.2%
  41,300      Air Products & Chemicals, Inc.                     $  1,718,080
                                                                 ------------
              Diversified Metals & Mining - 3.3%
 107,300      Freeport-McMoRan Copper & Gold, Inc. (Class B)     $  2,628,850
  41,500      Phelps Dodge Corp.*                                   1,591,110
   8,500      Rio Tinto Plc (A.D.R.)                                  650,675
                                                                 ------------
                                                                 $  4,870,635
                                                                 ------------
              Paper Products - 0.5%
  14,100      Weyerhaeuser Co.                                   $    761,400
                                                                 ------------
              Total Materials                                    $  7,350,115
                                                                 ------------
              Capital Goods - 6.7%
              Aerospace & Defense - 1.4%
  59,900      Boeing Co.                                         $  2,055,768
                                                                 ------------
              Industrial Conglomerates - 2.7%
  15,100      ITT Industries, Inc.                               $    988,446
  21,900      Parker Hannifin Corp.                                   919,581
 107,400      Tyco International Ltd.                               2,038,452
                                                                 ------------
                                                                 $  3,946,479
                                                                 ------------


6     The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

Shares                                                            Value
             Industrial Machinery - 2.6%
  16,500     Ingersoll-Rand Co.                            $    780,780
  69,400     SPX Corp.*                                       3,057,764
                                                           ------------
                                                           $  3,838,544
                                                           ------------
             Total Capital Goods                           $  9,840,791
                                                           ------------
             Transportation - 0.6%
             Railroads - 0.6%
  18,200     Canadian National Railway Co.                 $    878,332
                                                           ------------
             Total Transportation                          $    878,332
                                                           ------------
             Consumer Durables & Apparel - 0.9%
             Apparel, Accessories & Luxury Goods - 0.9%
  41,400     The Limited Brands, Inc.                      $    641,700
  34,000     TJX Companies, Inc.                                640,560
                                                           ------------
                                                           $  1,282,260
                                                           ------------
             Total Consumer Durables & Apparel             $  1,282,260
                                                           ------------
             Media - 4.9%
             Advertising - 1.3%
  27,700     Omnicom Group                                 $  1,986,090
                                                           ------------
             Broadcasting & Cable TV - 2.0%
  68,500     Clear Channel Communications, Inc.*           $  2,903,715
                                                           ------------
             Movies & Entertainment - 1.6%
  53,100     Viacom, Inc. (Class B Non-voting)*            $  2,318,346
                                                           ------------
             Total Media                                   $  7,208,151
                                                           ------------
             Retailing - 1.9%
             General Merchandise Stores - 1.9%
  72,600     Family Dollar Stores, Inc.                    $  2,769,690
                                                           ------------
             Total Retailing                               $  2,769,690
                                                           ------------
             Food & Drug Retailing - 4.3%
             Food Distributors - 1.7%
  35,650     AmerisourceBergen Corp.                       $  2,472,328
                                                           ------------
             Food Retail - 0.6%
  18,000     Nestle SA (A.D.R.)                            $    932,063
                                                           ------------

The accompanying notes are an integral part of these financial statements.    7

Pioneer Independence Fund
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)

Shares                                                          Value
              Hypermarkets & Supercenters - 2.0%
  55,400      Wal-Mart Stores, Inc.                      $  2,973,318
                                                         ------------
              Total Food & Drug Retailing                $  6,377,709
                                                         ------------
              Food, Beverage & Tobacco - 2.7%
              Soft Drinks - 2.7%
  46,400      The Coca-Cola Co.                          $  2,153,424
  42,000      PepsiCo, Inc.                                 1,869,000
                                                         ------------
                                                         $  4,022,424
                                                         ------------
              Total Food, Beverage & Tobacco             $  4,022,424
                                                         ------------
              Household & Personal Products - 1.6%
              Household Products - 1.1%
  14,700      Colgate-Palmolive Co.                      $    851,865
   9,100      Procter & Gamble Co.                            811,538
                                                         ------------
                                                         $  1,663,403
                                                         ------------
              Personal Products - 0.5%
  21,800      Gillette Co.                               $    694,548
                                                         ------------
              Total Household & Personal Products        $  2,357,951
                                                         ------------
              Health Care Equipment & Supplies - 4.7%
              Health Care Distributors - 1.8%
  30,800      Biovail Corp., International*              $  1,449,448
  27,000      Wyeth, Inc.                                   1,229,850
                                                         ------------
                                                         $  2,679,298
                                                         ------------
              Health Care Facilities - 1.7%
  77,700      HCA, Inc.                                  $  2,489,508
                                                         ------------
              Managed Health Care - 1.2%
  23,600      Anthem, Inc.*                              $  1,820,740
                                                         ------------
              Total Health Care Equipment & Supplies     $  6,989,546
                                                         ------------
              Pharmaceuticals & Biotechnology - 6.0%
              Pharmaceuticals - 6.0%
  29,600      Eli Lilly & Co.                            $  2,041,512
  17,700      Novartis AG (A.D.R.)                            704,637
 178,480      Pfizer, Inc.                                  6,095,092
                                                         ------------
                                                         $  8,841,241
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $  8,841,241
                                                         ------------


8     The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

Shares                                                          Value
              Banks - 2.9%
              Diversified Banks - 2.9%
  25,900      Bank of America Corp.                      $  2,046,877
  46,900      U.S. Bancorp                                  1,149,050
  21,700      Wells Fargo & Co.                             1,093,680
                                                         ------------
                                                         $  4,289,607
                                                         ------------
              Total Banks                                $  4,289,607
                                                         ------------
              Diversified Financials - 9.2%
              Asset Management & Custody Banks - 0.6%
  28,800      The Bank of New York Co., Inc.             $    828,000
                                                         ------------
              Consumer Finance - 1.3%
  47,500      American Express Co.                       $  1,985,975
                                                         ------------
              Diversified Capital Markets - 2.8%
 120,600      J.P. Morgan Chase & Co.                    $  4,122,108
                                                         ------------
              Investment Banking & Brokerage - 1.9%
  33,300      Goldman Sachs Group Inc.                   $  2,788,875
                                                         ------------
              Diversified Financial Services - 2.6%
  90,600      Citigroup, Inc.                            $  3,877,680
                                                         ------------
              Total Diversified Financials               $ 13,602,638
                                                         ------------
              Insurance - 4.3%
              Insurance Brokers - 0.3%
   8,900      Marsh & McLennan Co., Inc.                 $    454,523
                                                         ------------
              Multi-Line Insurance - 1.3%
  33,600      American International Group, Inc.         $  1,854,048
                                                         ------------
              Property & Casualty Insurance - 2.7%
     800      Berkshire Hathaway Inc. (Class B)*         $  1,944,000
  30,100      Renaissancere Holdings Ltd.                   1,370,152
   8,100      XL Capital Ltd.                                 672,300
                                                         ------------
                                                         $  3,986,452
                                                         ------------
              Total Insurance                            $  6,295,023
                                                         ------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Independence Fund
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)

Shares                                                               Value
              Real Estate - 0.9%
              Real Estate Investment Trusts - 0.9%
  16,900      Regency Centers Corp.*                          $    591,162
  20,500      Simon DeBartolo Group, Inc.                          800,115
                                                              ------------
                                                              $  1,391,277
                                                              ------------
              Total Real Estate                               $  1,391,277
                                                              ------------
              Software & Services - 8.5%
              Application Software - 4.0%
  79,600      Check Point Software Technologies Ltd.*         $  1,556,180
 148,900      Microsoft Corp.                                    3,813,329
  23,700      Oracle Corp.*                                        284,874
   7,500      Veritas Software Corp.*                              215,025
                                                              ------------
                                                              $  5,869,408
                                                              ------------
              Data Processing & Outsourced Services - 2.8%
  50,100      Automatic Data Processing, Inc.                 $  1,696,386
  57,600      First Data Corp.                                   2,386,944
                                                              ------------
                                                              $  4,083,330
                                                              ------------
              Home Entertainment Software - 1.7%
  89,100      Take-Two Interactive Software, Inc.*            $  2,525,094
                                                              ------------
              Total Software & Services                       $ 12,477,832
                                                              ------------
              Technology Hardware & Development - 6.8%
              Networking Equipment - 0.1%
   8,700      Network Appliance, Inc.*                        $    141,027
                                                              ------------
              Communications Equipment - 1.0%
  83,700      Nokia Corp. (A.D.R.)                            $  1,375,191
                                                              ------------
              Computer Hardware - 3.0%
  85,500      Apple Computer, Inc.*                           $  1,634,760
  69,300      Dell Computer Corp.*                               2,214,828
 132,900      Sun Microsystems, Inc.*                              611,340
                                                              ------------
                                                              $  4,460,928
                                                              ------------
              Computer Storage & Peripherals - 2.7%
 216,800      Quantum Corp. - DLT & Storage Systems*          $    878,040
  13,800      EMC Corp.*                                           144,486
 138,500      Lexar Media, Inc.*                                 1,321,290

10    The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund

Shares                                                               Value
              Computer Storage & Peripherals (continued)
  12,500      Lexmark International Group, Inc.*              $    884,625
  18,700      Sandisk Corp.*                                       754,545
                                                              ------------
                                                              $  3,982,986
                                                              ------------
              Total Technology Hardware & Development         $  9,960,132
                                                              ------------
              Semiconductors - 4.5%
              Semiconductor Equipment - 1.4%
  24,700      Applied Materials, Inc.*                        $    391,742
 134,800      Brooks Automation, Inc.*                           1,528,632
   5,800      Novellus Systems, Inc.*                              212,402
                                                              ------------
                                                              $  2,132,776
                                                              ------------
              Semiconductors - 3.1%
  18,300      Analog Devices, Inc.*                           $    637,206
  87,000      Genesis Microchip, Inc.*                           1,177,980
  61,300      Intel Corp.                                        1,274,059
  19,600      Intersil Holding Corp.*                              521,556
  28,450      Micron Technology, Inc.*                             330,874
  31,400      Texas Instruments, Inc.                              552,640
                                                              ------------
                                                              $  4,494,315
                                                              ------------
              Total Semiconductors                            $  6,627,091
                                                              ------------
              Telecommunication Services - 6.1%
              Integrated Telecommunication Services - 1.8%
  18,300      Alltel Corp.                                    $    882,425
  67,500      BellSouth Corp.                                    1,797,525
                                                              ------------
                                                              $  2,679,950
                                                              ------------
              Wireless Telecommunication Services - 4.3%
 515,000      AT&T Wireless Services, Inc.*                   $  4,228,150
 107,400      Vodafone Group Plc (A.D.R.)                        2,110,410
                                                              ------------
                                                              $  6,338,560
                                                              ------------
              Total Telecommunication Services                $  9,018,510
                                                              ------------
              TOTAL COMMON STOCKS
              (Cost $121,782,809)                             $134,044,160
                                                              ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Independence Fund
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)

 Principal
   Amount                                                                Value
                 TEMPORARY CASH INVESTMENTS - 9.0%
                 Repurchase Agreement - 5.1%
$ 7,500,000      Bear Stearns & Co., Inc., 1.08%, dated 6/30/03,
                 repurchase price of $7,500,000, plus accrued
                 interest on 7/1/03 collateralized by
                 $1,631,000 U.S. Treasury Notes, 12.375%,
                 5/15/04 and $5,436,000 U.S. Treasury Notes,
                 11.875%, 11/15/03                                    $  7,500,000
                                                                      ------------
                 Security Lending Collateral - 3.9%
  5,722,365      Securities Lending Investment Fund, 1.21%            $  5,722,365
                                                                      ------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $13,222,365)                                   $ 13,222,365
                                                                      ------------
                 TOTAL INVESTMENT IN SECURITIES - 100.0%
                 (Cost $135,005,174) (a)(b)(c)                        $147,266,525
                                                                      ============
*  Non-income producing security.

(a) At June 30, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $135,365,710 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost                 $14,826,672

       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value                  (2,925,857)
                                                                      ------------

    Net unrealized gain                                                $11,900,815
                                                                      ============

(b) At December 31, 2002, the Fund had a net capital loss carryforward of $9,132,730 which will expire between 2009 and 2010 if not utilized.

(c) The Fund elected to defer approximately $3,258,318 of capital losses recognized between November 1, 2002 and December 31, 2002 to its fiscal year ending December 31, 2003.

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2003 aggregated
    $70,715,614 and $39,104,897, respectively.

12    The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
BALANCE SHEET 6/30/03 (unaudited)

ASSETS:
  Investment in securities, at value (including securities
     loaned of $5,475,306) (cost $135,005,174)                $147,266,525
  Cash                                                              16,090
  Receivables -
     Investments sold                                              898,169
     Fund shares sold                                               49,944
     Dividends and interest                                        120,184
  Other                                                              1,624
                                                              ------------
       Total assets                                           $148,352,536
                                                              ------------
LIABILITIES:
  Payables -
     Investments purchased                                    $  6,370,914
     Fund shares repurchased                                        39,597
     Upon return of securities loaned                            5,722,365
  Due to affiliates                                                281,962
  Accrued expenses                                                  86,795
                                                              ------------
       Total liabilities                                      $ 12,501,633
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $137,884,694
  Accumulated net investment loss                                  (86,071)
  Accumulated net realized loss on investments                 (14,209,071)
  Net unrealized gain on investments                            12,261,351
                                                              ------------
       Total net assets                                       $135,850,903
                                                              ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Based on $135,850,903/13,697,090 shares                     $       9.92
                                                              ============

The accompanying notes are an integral part of these financial statements.   13

Pioneer Independence Fund
STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 6/30/03

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $16,657)        $693,555
   Interest                                                      20,947
   Income on securities loaned, net                               3,946
                                                               --------
       Total investment income                                              $    718,448
                                                                            ------------
EXPENSES:
   Management fees                                             $402,260
   Transfer agent fees                                          765,412
   Distribution fees                                             28,041
   Administrative fees                                           18,596
   Custodian fees                                                12,514
   Registration fees                                              8,382
   Professional fees                                             13,319
   Printing                                                      49,771
   Fees and expenses of nonaffiliated trustees                    5,100
   Organization costs                                             2,081
   Miscellaneous                                                  6,209
                                                               --------
       Total expenses                                                       $  1,311,685
       Less management fees waived and expenses
          reimbursed by Pioneer Investment Management, Inc.                     (507,166)
                                                                            ------------
       Net expenses                                                         $    804,519
                                                                            ------------
          Net investment loss                                               $    (86,071)
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                         $ (1,457,487)
   Change in net unrealized gain (loss) on investments                        19,215,804
                                                                            ------------
     Net gain on investments                                                $ 17,758,317
                                                                            ------------
     Net increase in net assets resulting from operations                   $ 17,672,246
                                                                            ============

14    The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 6/30/03 and the Year Ended 12/31/02

                                                           Six Months
                                                             Ended
                                                            6/30/03         Year Ended
                                                          (unaudited)        12/31/02
FROM OPERATIONS:
Net investment loss                                      $    (86,071)    $     (75,705)
Net realized loss on investments                           (1,457,487)       (9,924,079)
Change in net unrealized gain (loss) on investments        19,215,804        (7,188,780)
                                                         ------------     -------------
  Net increase (decrease) in net assets resulting
     from operations                                     $ 17,672,246     $ (17,188,564)
                                                         ------------     -------------

                                     '03 Shares
                                    (unaudited)    '02 Shares
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares     3,875,623     5,492,624     $ 34,188,776    $ 52,234,600
Cost of shares repurchased            (303,882)     (428,653)      (2,721,956)     (4,018,350)
                                     ---------     ---------     ------------    ------------
  Net increase in net assets
     resulting from Fund share
     transactions                    3,571,741     5,063,971     $ 31,466,820    $ 48,216,250
                                     ---------     ---------     ------------    ------------
  Net increase in net assets                                     $ 49,139,066    $ 31,027,686
NET ASSETS:
Beginning of period                                                86,711,837      55,684,151
                                                                 ------------    ------------
End of period (including accumu-
  lated net investment loss of
  $86,071 and $0, respectively)                                  $135,850,903    $ 86,711,837
                                                                 ============    ============

The accompanying notes are an integral part of these financial statements.   15

FINANCIAL HIGHLIGHTS
Pioneer Independence Fund

                                                             Six Months
                                                               Ended         Year         Year        Year      Year     3/16/98
                                                              6/30/03       Ended        Ended       Ended     Ended       to
                                                            (unaudited)    12/31/02     12/31/01    12/31/00  12/31/99  12/31/98(a)
Net asset value, beginning of period                        $    8.56     $   11.00    $   12.48    $ 11.36   $  9.63    $ 10.00
                                                            ---------     ---------    ---------    -------   -------    -------
Net increase (decrease) from investment operations:
 Net investment loss                                        $   (0.01)    $   (0.01)   $   (0.01)   $ (0.03)  $ (0.01)   $ (0.01)
 Net realized and unrealized gain (loss) on investments          1.37         (2.43)       (1.47)      1.77      2.19      (0.27)
                                                            ---------     ---------    ---------    -------   -------    -------
   Net increase (decrease) from investment operations       $    1.36     $   (2.44)   $   (1.48)   $  1.74   $  2.18    $ (0.28)
Distributions to shareowners:
 Net investment income                                             --            --           --         --     (0.01)     (0.09)
 Net realized gain                                                 --            --           --      (0.62)    (0.44)        --
                                                            ---------     ---------    ---------    -------   -------    -------
Net increase (decrease) in net asset value                  $    1.36     $   (2.44)   $   (1.48)   $  1.12   $  1.73    $ (0.37)
                                                            ---------     ---------    ---------    -------   -------    -------
Net asset value, end of period                              $    9.92     $    8.56    $   11.00    $ 12.48   $ 11.36    $  9.63
                                                            =========     =========    =========    =======   =======    =======
Total return*                                                   15.89%       (22.18)%     (11.86)%    15.38%    22.88%     (2.78)%
Ratio of net expenses to average net assets+                     1.50%**       1.50%        1.46%      1.48%     1.58%      1.68%**
Ratio of net investment loss to average net assets+             (0.16)%**     (0.11)%      (0.10)%    (0.35)%   (0.11)%    (0.30)%**
Portfolio turnover rate                                            75%**         53%          75%        98%      106%       118%**
Net assets, end of period (in thousands)                    $ 135,851     $  86,712    $  55,684    $30,256   $12,018    $ 3,335
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                    2.45%**       2.65%        3.34%      3.76%     6.18%     17.26%**
 Net investment loss                                            (1.11)%**     (1.26)%      (1.98)%    (2.63)%   (4.71)%   (15.88)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                    1.50%**       1.50%        1.46%      1.46%     1.50%      1.50%**
 Net investment loss                                            (0.16)%**     (0.11)%      (0.10)%    (0.33)%   (0.03)%    (0.12)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Independence Fund
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). The investment objective of the Fund is to seek capital appreciation.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day that the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Independence Fund
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)                  (continued)

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      The tax character of current year distributions paid will be determined at the end of the current fiscal year. There were no distributions paid during the year ended December 31, 2002.

      The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward.


                                        2002
                                    -----------
  Undistributed ordinary income     $        --
  Undistributed long-term gain               --
  Unrealized depreciation            (7,314,989)
                                    -----------
  Total                             $(7,314,989)
                                    -----------

      The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales.

Pioneer Independence Fund

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded as of the ex-dividend date.

D.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E.    Deferred Organization Costs

      The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

F.    Security Lending

      The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be

Pioneer Independence Fund
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)                  (continued)

      adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end is disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2003, $14,381 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $265,803 in transfer agent fees payable to PIMSS at June 30, 2003.

4. Distribution Plan

The Fund adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Fund shares. Included in due to affiliates is $1,778 in distribution fees payable to PFD at June 30, 2003.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2003, the Fund's expenses were not reduced under such arrangements.

Pioneer Independence Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                                 Officers
John F. Cogan, Jr., Chairman             John F. Cogan, Jr., President
Mary K. Bush                             Osbert M. Hood, Executive
Richard H. Egdahl, M.D.                   Vice President*
Margaret B.W. Graham                     Vincent Nave, Treasurer
Osbert M. Hood*                          Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

*Mr. Hood was elected Trustee and Executive Vice President on June 3, 2003.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

Pioneer Independence Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc.

This report must be preceded or accompanied by a prospectus for Pioneer Independence Fund, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

[LOGO] PIONEER INVESTMENTS(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                           38380
                                                                   13705-00-0803
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable for semiannual reports; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to
the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Independence Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 25, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 25, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 25, 2003

* Print the name and title of each signing officer under his or her signature.